                   TABLE OF CONTENTS

     Letter to Shareholders......................   1
     Performance Results.........................   4
     Portfolio of Investments....................   5
     Statement of Assets and Liabilities.........   8
     Statement of Operations.....................   9
     Statement of Changes in Net Assets..........   9
     Financial Highlights........................  10
     Notes to Financial Statements...............  12

    ACB SAR 2/97

                            LETTER TO SHAREHOLDERS




               [PHOTO OF DENNIS J. MCDONNELL AND DON G. POWELL]

February 10, 1997

Dear Shareholder,

  For many bond fund investors, the second half of 1996 produced a myriad of experiences. Bond prices fell early in the third quarter due to fears of an overheating economy, then recovered strongly in the fourth quarter. A strong employment report in early July and again in September fueled fears that the Federal Reserve Board would raise interest rates in an effort to control economic growth.
  By late October that view was discounted. Economic growth (real gross domestic product, adjusted for inflation) had slowed to 2.0 percent in the third quarter, significantly lower than the 4.7 percent rate recorded in the second quarter. Employment costs fell, and the Fed refrained from tightening credit. By year end, the yield on the 30-year Treasury bond had dropped from above 7.0 percent in July and September to approximately 6.6 percent.

PORTFOLIO STRATEGY

  The Van Kampen American Capital Bond Fund seeks to invest at least 80 per-cent of its assets in investment-grade corporate bonds. During periods of ris-ing interest rates, these higher-grade securities typically have not performed as well as lower-grade debt. High yield bonds tend to outperform because a growing economy often improves their credit prospects, and their higher coupon payments act as a buffer against rising interest rates. Conversely, during pe-riods of falling interest rates, higher-grade securities have usually outperformed lower-grade bonds.
  In response to interest rate volatility during the six-month period, the Fund's portfolio duration was shortened slightly from 5.9 years as of June 30, 1996 to 5.7 years as of December 31, 1996. Duration, which is expressed in years, is a measure of a bond's price sensitivity to changes in interest rates. The longer the duration of the Fund, the greater the effect of changes in interest rate movements on the Fund's net asset value. This shorter dura-tion should help reduce the portfolio's volatility to interest rate changes going forward. At the same time, we will continue to purchase lower-grade se-curities in order to seek to enhance its yield potential.
  We decreased positions in railroad and hotel bonds during the period in or-der to take profits and reduced the Fund's exposure to callable issues (bonds anticipated to be redeemed prior to their stated maturity). The proceeds of these sales were reinvested in health care, energy, and consumer products se-curities. Among the bonds added to the portfolio were Allegiance Corp. and Aetna, Inc., which have strong franchises in the health care industry; Rubbermaid, Inc., a well-known consumer products company; and the Transco Con-tinental Gas Pipe Line Corp., a natural gas pipeline company with a history of predictable cash flows.

                                                          Continued on page two

  Our largest sector exposure is electric utilities, followed by consumer serv-ices and transportation. We believe utility bond yields remain attractive, as deregulation of the industry is proceeding at a comfortable pace.
  We continue to see value in lower rated, higher yielding securities. This al-lows our credit research group to add significant value in security selection. Currently, over half of the portfolio is BBB-rated, and this position has added to the higher yielding and lower volatility characteristics of the portfolio.
  We can invest up to 20 percent of the Fund's assets in corporate high yield securities. At year end, 18 percent of its assets were invested in this sector, and the high yield component drove successful investment performance. Going forward, our strategy is to add to the high yield sector selectively, continue to diversify holdings, and keep duration close to its current length.


                           [PIE CHART APPEARS HERE]

                    HOLDINGS BY SECTOR AS A PERCENTAGE OF
                 LONG-TERM INVESTMENTS AS OF DECEMBER 31, 1996

                    UTILITIES 35%
                    TRANSPORTATION 12%
                    CONSUMER SERVICES 11%
                    RAW MATERIALS/PROCESSING INDUSTRIES 11%
                    PRODUCER MANUFACTURING 8%
                    ENERGY 7%
                    GOVERNMENT 5%
                    OTHER 11%


PERFORMANCE SUMMARY

  For the six-month period ended December 31, 1996, the Bond Fund generated a total return at market price of 7.70 percent/1/. For the same period, the Leh-man Brothers Corporate Bond Index returned 5.49 percent. Keep in mind that this index is a broad-based, unmanaged index that reflects the general performance of corporate bonds and does not reflect any commissions or fees that would be paid by an investor purchasing the securities it represents.
  The Fund's return reflects the change in market price per share on the New York Stock Exchange from $18.125 on June 30, 1996 to $18.750 on December 31, 1996, and dividends totaling $.77 per share.

ECONOMIC OUTLOOK

  We believe that the economy will grow at a modest pace in 1997, near 2.5 per-cent. Although economic growth could be accompanied by short-term market fluc-tuation, we do not believe it will be strong enough to reignite inflation. Price pressures are well-contained and should remain so.

                                                         Continued on page three

  This view was reinforced by the November elections--the combination of a Dem-ocratic president and a Republican Congress should help restrain potential spending increases and large tax cuts, and therefore keep the budget deficit under control. The stock market is another factor that will influence the per-formance of the bond market this year. If stocks suffer a protracted setback, the demand for bonds, including corporate securities, could increase. We also anticipate continued strong demand for U.S. bonds by overseas investors.
  Overall, our expectation is that most fixed-income products will have rela-tively uneventful performance during the year. While we expect the Trust to provide steady dividend income, we do not look for significant fluctuations in share price.

CORPORATE NEWS

  As you may be aware, shareholders approved the acquisition of VK/AC Holding, Inc. by Morgan Stanley Group Inc. We believe this acquisition will further help investors achieve their long-term goals. Morgan Stanley's strong global pres-ence and commitment to superior investment performance complement our broad range of investment products, money management capability, and high level of service. Thank you for your continued confidence in your investment with Van Kampen American Capital.

Sincerely,

[LOGO OF DON G. POWELL]          [LOGO OF DENNIS J. MCDONNELL]

Don G. Powell                    Dennis J. McDonnell
Chairman                         President
Van Kampen American Capital      Van Kampen American Capital
Asset Management, Inc.           Asset Management, Inc.

          PERFORMANCE RESULTS FOR THE PERIOD ENDED DECEMBER 31, 1996

                     VAN KAMPEN AMERICAN CAPITAL BOND FUND
                           NYSE TICKER SYMBOL -- ACB

 COMMON SHARE TOTAL RETURNS
 Six-month total return based on market price/1/.......................   7.70%
 Six-month total return based on NAV/2/................................   5.81%

 DISTRIBUTION RATE
 Distribution rate as a % of closing common stock price/3/.............   8.21%

 SHARE VALUATIONS
 Net asset value....................................................... $ 20.34
 Closing common stock price............................................ $18.750
 Six-month high common stock price (12/10/96).......................... $19.500
 Six-month low common stock price (09/11/96)........................... $17.750

1Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Fund's dividend reinvestment plan, and sale of all shares at the closing stock price at the end of the period indicated.

2Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

3Distribution rate represents the quarterly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

Past performance does not guarantee future results. Investment return, stock price and net asset value will fluctuate with market conditions. Fund shares, when sold, may be worth more or less than their original cost.

                            PORTFOLIO OF INVESTMENTS

                         December 31, 1996 (Unaudited)

--------------------------------------------------------------------------------

 Par
 Amount
 (000)   Description                              Coupon  Maturity Market Value
-------------------------------------------------------------------------------
         CORPORATE BONDS 90.8%
         CONSUMER DISTRIBUTION 0.3%
 $   750 Dimon, Inc............................    8.875% 06/01/06 $    790,875
                                                                   ------------
         CONSUMER NON-DURABLES 2.0%
   4,000 Coca Cola Enterprises, Inc............    8.500  02/01/12    4,516,000
                                                                   ------------
         CONSUMER SERVICES 10.8%
   2,500 Columbia Pictures Entertainment, Inc..    9.875  02/01/98    2,602,750
   3,000 Cox Communications, Inc...............    7.250  11/15/15    2,945,400
   5,000 Harcourt General, Inc.................    9.500  03/15/00    5,398,500
   1,750 Harcourt General, Inc.................    8.875  06/01/22    2,018,975
   1,000 News America Holdings, Inc............    8.875  04/26/23    1,080,300
  11,000 Tele Communications, Inc..............    9.250  01/15/23   10,896,600
                                                                   ------------
                                                                     24,942,525
                                                                   ------------
         ENERGY 6.7%
   7,400 Ashland Oil Co........................    8.800  11/15/12    8,405,660
   5,025 PDV America, Inc......................    7.875  08/01/03    5,025,503
   1,000 Transcontinental Gas Pipe Line Corp...    7.250  12/01/26      989,300
   1,000 Union Oil Co. California..............    9.125  02/15/06    1,144,050
                                                                   ------------
                                                                     15,564,513
                                                                   ------------
         FINANCE 2.0%
   3,383 First PV Funding Corp.................   10.300  01/15/14    3,615,581
   1,000 Royal Bank Scotland Group.............    6.375  02/01/11      930,200
                                                                   ------------
                                                                      4,545,781
                                                                   ------------
         HEALTH CARE 3.8%
   2,300 Aetna, Inc............................    7.125  08/15/06    2,328,865
   1,000 Allegiance Corp.......................    7.800  10/15/16    1,028,200
     500 Manor Care, Inc.......................    7.500  06/15/06      516,400
   3,000 Ornda Healthcorp......................   12.250  05/15/02    3,202,500
   1,500 Tenet Healthcare Corp.................   10.125  03/01/05    1,661,250
                                                                   ------------
                                                                      8,737,215
                                                                   ------------
         PRODUCER MANUFACTURING 8.2%
  10,000 Deere John Capital Corp...............    9.625  11/01/98   10,617,000
   4,400 ITT Corp..............................    6.750  11/15/05    4,259,640
   1,000 ITT Corp..............................    7.375  11/15/15      973,800
     250 Rayovac Corp., 144A Private Placement
         (b)...................................   10.250  11/01/06      256,875
   2,500 Rubbermaid, Inc.......................    6.600  11/15/06    2,471,000
     250 United States Can Corp., 144A Private
         Placement (b).........................   10.125  10/15/06      264,375
                                                                   ------------
                                                                     18,842,690
                                                                   ------------

                                               See Notes to Financial Statements

                         December 31, 1996 (Unaudited)

--------------------------------------------------------------------------------

 Par
 Amount
 (000)  Description                               Coupon  Maturity Market Value
-------------------------------------------------------------------------------
        RAW MATERIALS/PROCESSING
        INDUSTRIES 10.5%
 $2,000 Bowater Inc............................    9.375% 12/15/21 $  2,396,600
  1,000 Crown Cork & Seal Inc..................    8.000  04/15/23    1,018,400
  5,000 Federal Paper Board, Inc...............    8.875  07/01/12    5,745,000
  9,500 Georgia Pacific Corp...................    9.500  02/15/18    9,985,450
  1,500 James River Corp.......................    8.375  11/15/01    1,596,990
  3,100 Owens Corning Fiberglas Corp...........    9.375  06/01/12    3,622,040
                                                                   ------------
                                                                     24,364,480
                                                                   ------------
        TECHNOLOGY 2.3%
  5,000 Unisys Corp............................   15.000  07/01/97    5,275,000
                                                                   ------------
        TRANSPORTATION 11.9%
  3,000 AMR Corp. Delaware.....................    9.500  05/15/01    3,310,500
  4,250 CSX Corp...............................    8.625  05/15/22    4,811,425
  2,500 Kansas City Southern Industries, Inc...    7.875  07/01/02    2,628,250
  9,000 Union Pacific Corp.....................    8.350  05/01/25    9,453,600
  6,000 United Air Lines.......................   10.020  03/22/14    7,266,000
                                                                   ------------
                                                                     27,469,775
                                                                   ------------
        UTILITIES 32.3%
  5,000 A T & T Corp...........................    8.625  12/01/31    5,426,500
  1,000 AES Corp...............................   10.250  07/15/06    1,080,000
  3,000 Arizona Public Service Co..............    9.500  04/15/21    3,337,800
  3,500 Arizona Public Service Co..............    8.750  01/15/24    3,822,000
  2,000 Arizona Public Service Co..............    8.000  02/01/25    2,033,400
  6,200 Cleveland Electric Illuminating Co.....   10.000  06/01/20    6,558,980
  1,000 Commonwealth Edison Co.................    8.625  02/01/22    1,040,900
  7,000 Consumers Power Co.....................    8.750  02/15/98    7,199,500
  5,000 GTE North, Inc.........................    8.500  12/15/31    5,379,000
  3,000 Gulf States Utilities Co...............    8.940  01/01/22    3,261,750
  4,000 Long Island Lighting Co................    9.750  05/01/21    4,185,600
  3,000 Long Island Lighting Co................    9.000  11/01/22    3,196,500
  4,150 Montana Power Co.......................    8.950  02/01/22    4,521,010
  7,000 Public Service Co. Colorado............    8.750  03/01/22    7,598,500
  2,000 Southern California Gas Co.............    8.750  10/01/21    2,181,400
  2,500 Texas Utilities Electric Co............    8.875  02/01/22    2,704,500
  1,500 United Illuminating Co.................   10.240  01/02/20    1,623,000
  5,000 United Telecommunications Kansas.......    9.500  04/01/03    5,680,500
    500 UtiliCorp United, Inc..................    6.700  10/15/06      505,650
  3,000 UtiliCorp United, Inc..................    9.000  11/15/21    3,323,700
                                                                   ------------
                                                                     74,660,190
                                                                   ------------
        TOTAL CORPORATE BONDS...................................    220,391,868
                                                                   ------------

                                               See Notes to Financial Statements

                         December 31, 1996 (Unaudited)

-------------------------------------------------------------------------------

 Par
 Amount
 (000)  Description                                 Coupon   Maturity Market Value
----------------------------------------------------------------------------------
        GOVERNMENT AND GOVERNMENT AGENCY
        OBLIGATIONS 4.6%
 $   14 Federal Home Loan Mortgage Corp., Pool..     7.375%  12/01/02 $     13,615
      2 Government National Mortgage
        Association, Pool.......................    10.000   10/15/16        1,856
     11 Government National Mortgage
        Association, Pool.......................    10.000   07/15/20       11,653
  4,000 Newfoundland Province Canada............     9.000   10/15/21    4,664,000
  5,500 Saskatchewan Province Canada............     8.000   02/01/13    5,991,700
                                                                      ------------
                                                                        10,682,824
                                                                      ------------
        EQUITIES 2.2%
        Commonwealth Edison Co. (44,830 preferred shares)..........      4,483,000
        Time Warner, Inc. (537 preferred shares)...................        584,452
                                                                      ------------
                                                                         5,067,452
                                                                      ------------
        TOTAL LONG-TERM INVESTMENTS 97.6%
         (Cost $209,791,971) (a)...................................    225,459,320
        REPURCHASE AGREEMENT 0.3%
         BA Securities ($780,000 par collaterized by U.S.
         Government obligations in a pooled cash account, dated
         12/31/96, to be sold on 01/02/97 at $780,300).............        780,000
        OTHER ASSETS IN EXCESS OF LIABILITIES 2.1%.................      4,887,939
                                                                      ------------
        NET ASSETS 100.0%..........................................   $231,127,259
                                                                      ------------

(a) At December 31, 1996, cost for federal income tax purposes is $209,791,971; the aggregate gross unrealized appreciation is $16,125,164 and the aggregate gross unrealized depreciation is $457,815, resulting in net unrealized appreciation of $15,667,349.

(b) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration which are normally transactions with qualified institutional buyers.

The following table summarizes the long-term debt security portfolio composition at December 31, 1996, based upon quality ratings issued by Standard & Poor's. For securities not rated by Standard & Poor's, the Moody's rating is used.

                    PORTFOLIO COMPOSITION BY CREDIT QUALITY

           AA...............   8.0%
           A................  18.7
           BBB..............  57.8
           BB...............   7.9
           B................   7.6
                             -----
                             100.0%
                             -----

                                              See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                         December 31, 1996 (Unaudited)

--------------------------------------------------------------------------------

ASSETS:
Long-Term Investments, at Market Value (Cost $209,791,971) (Note
1)..............................................................  $225,459,320
Short-Term Investments (Note 1).................................       780,000
Cash............................................................         2,389
Receivables:
 Interest.......................................................     5,230,754
 Dividends......................................................        93,919
Other...........................................................        10,551
                                                                  ------------
  Total Assets..................................................   231,576,933
                                                                  ------------
LIABILITIES:
Payables:
 Income Distributions...........................................       291,320
 Investment Advisory Fee (Note 2)...............................        93,300
 Affiliates (Note 2)............................................         3,000
Accrued Expenses................................................        48,305
Retirement Plan (Note 2)........................................        13,749
                                                                  ------------
 Total Liabilities..............................................       449,674
                                                                  ------------
NET ASSETS......................................................  $231,127,259
                                                                  ------------
NET ASSETS CONSIST OF:
Common Shares ($1.00 par value with 15,000,000 shares
  authorized,
  11,362,465 shares issued and outstanding).....................  $ 11,362,465
Capital.........................................................   235,011,268
Net Unrealized Appreciation on Securities.......................    15,667,349
Accumulated Undistributed Net Investment Income.................       352,729
Accumulated Net Realized Loss on Securities.....................   (31,266,552)
                                                                  ------------
NET ASSETS......................................................  $231,127,259
                                                                  ------------
NET ASSET VALUE PER COMMON SHARE ($231,127,259 divided
  by 11,362,465 shares outstanding).............................  $      20.34
                                                                  ------------

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

             For the Six Months Ended December 31, 1996 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest...........................................................  $ 9,449,906
Dividends..........................................................      214,676
                                                                     -----------
 Total Income......................................................    9,664,582
                                                                     -----------
EXPENSES:
Investment Advisory Fee (Note 2)...................................      554,300
Shareholder Services...............................................       70,375
Trustees Fees and Expenses (Note 2)................................       26,004
Legal (Note 2).....................................................       14,507
Other .............................................................      167,312
                                                                     -----------
 Total Expenses....................................................      832,498
                                                                     -----------
NET INVESTMENT INCOME..............................................  $ 8,832,084
                                                                     -----------
REALIZED AND UNREALIZED GAIN ON SECURITIES:
Net Realized Gain/Loss on Securities:
 Investments.......................................................  $   128,054
 Futures...........................................................      (13,941)
                                                                     -----------
                                                                         114,113
                                                                     -----------
Unrealized Appreciation/Depreciation on Securities:
 Beginning of the Period...........................................   11,631,688
 End of the Period:
 Investments.......................................................   15,667,349
                                                                     -----------
Net Unrealized Appreciation on Securities During the Period........    4,035,661
                                                                     -----------
NET REALIZED AND UNREALIZED GAIN ON SECURITIES.....................  $ 4,149,774
                                                                     -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS.........................  $12,981,858
                                                                     -----------

                       STATEMENT OF CHANGES IN NET ASSETS

  For the Six Months Ended December 31, 1996 and the Year Ended June 30, 1996
                                  (Unaudited)

--------------------------------------------------------------------------------

                                               Six Months Ended     Year Ended
                                              December 31, 1996  June 30, 1996
-------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income........................      $  8,832,084   $ 17,463,773
Net Realized Gain on Securities..............           114,113        997,239
Net Unrealized Appreciation/Depreciation on
 Securities During the Period................         4,035,661     (6,005,192)
                                                   ------------   ------------
Change in Net Assets from Operations.........        12,981,858     12,455,820
Distributions from Net Investment Income.....        (8,750,146)   (17,499,350)
                                                   ------------   ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT
ACTIVITIES...................................         4,231,712     (5,043,530)
NET ASSETS:
Beginning of the Period......................       226,895,547    231,939,077
                                                   ------------   ------------
End of the Period (Including accumulated
 undistributed net investment income of
 $352,729 and $257,548, respectively)........      $231,127,259   $226,895,547
                                                   ------------   ------------

                                               See Notes to Financial Statements

                             FINANCIAL HIGHLIGHTS

 The following schedule presents financial highlights for one common share of the Fund outstanding throughout the periods indicated. (Unaudited)

-------------------------------------------------------------------------------

                                                    Six Months
                                                         Ended
                                                  December 31,  ----------------
                                                          1996     1996     1995
--------------------------------------------------------------------------------
Net Asset Value,
 Beginning of the Period........................        $19.97   $20.41   $19.07
                                                       -------  -------  -------
 Net Investment Income..........................          .777     1.54     1.52
 Net Realized and Unrealized Gain/Loss on
  Securities....................................          .364     (.44)    1.36
                                                       -------  -------  -------
Total from Investment Operations................         1.141     1.10     2.88
Less Distributions from Net Investment Income...          .770     1.54     1.54
                                                       -------  -------  -------
Net Asset Value, End of the Period..............       $20.341   $19.97   $20.41
                                                       -------  -------  -------
Market Price Per Share at End of the Period.....       $18.750  $18.125  $19.125
Total Investment Return at Market Price (a) (d).         7.70%*   2.61%   14.89%
Total Return at Net Asset Value (b) (d).........         5.81%*   5.94%   16.54%
Net Assets at End of the Period (In millions)...        $231.1   $226.9   $231.9
Ratio of Operating Expenses to Average Net
 Assets.........................................          .72%     .67%     .68%
Ratio of Convertible Note Expenses to Average
 Net Assets (c).................................            --       --     .39%
Ratio of Net Investment Income to Average Net
 Assets.........................................         7.69%    7.47%    7.92%
Portfolio Turnover..............................            4%*     11%       8%
Assuming full dilution of debt (c):
 Net Asset Value, End of the Period.............            --       --       --
 Number of Shares Outstanding, End of the Period
  (000).........................................            --       --       --

(a) Total investment return at market price reflects the change in market value of the common shares for the period indicated with reinvestment of dividends in accordance with the Fund's dividend reinvestment plan.
(b) Total return at net asset value (NAV) reflects the change in value of the Fund's assets with reinvestment of dividends based upon NAV.
(c) On January 3, 1995, the Fund paid off its outstanding convertible extendible note.
(d) Prior to fiscal year end 1992, this item was not a required disclosure. *Non-Annualized

--------------------------------------------------------------------------------

Year Ended June 30
---------------------------------------------------------------------------------------------------------------------------------
 1994       1993        1992        1991         1990         1989         1988
------------------------------------------------------------------------------------------------------------------------------------
 $21.33     $19.85      $18.68      $18.72       $20.34       $21.49       $21.87
---        ---         ---         ---          ---          ---          ---
   1.56      1.575       1.735        1.76         2.07         1.90         1.95
  (2.28)      1.55       1.115        (.03)      (1.615)        (.85)        (.13)
---        ---         ---         ---          ---          ---          ---
   (.72)     3.125        2.85        1.73         .455         1.05         1.82
   1.54      1.645        1.68        1.77        2.075         2.20         2.20
---        ---         ---         ---          ---          ---          ---
 $19.07     $21.33      $19.85      $18.68       $18.72       $20.34       $21.49
---        ---         ---         ---          ---          ---          ---
$18.125    $20.750     $20.375     $20.125      $16.750      $17.500      $20.125
 (5.59%)    13.76%      17.12%          --           --           --           --
 (3.37%)    15.35%      15.79%          --           --           --           --
 $216.6     $235.6      $218.5      $204.4       $204.8       $220.8       $232.0
   .68%       .71%        .71%        .72%         .71%         .71%         .70%
   .82%       .98%       1.05%       1.09%        1.55%        1.90%        1.95%
  7.29%      7.65%       8.90%       9.42%       10.65%        9.03%        9.22%
     2%        19%         39%         18%          14%          13%          41%
 $19.07     $21.09      $19.78      $18.74       $18.78       $20.17       $21.15
 12,411     12,411      12,372      12,304       12,304       12,746       12,701

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                         December 31, 1996 (Unaudited)

-------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES
Van Kampen American Capital Bond Fund (the "Fund") is registered as a diversi-fied closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide current in-come with preservation of capital through investing primarily in a diversified portfolio of debt securities.
  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The prep-aration of financial statements in conformity with generally accepted account-ing principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of con-tingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION-Fixed income investments are stated at value using mar-ket quotations. Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Un-listed securities and listed securities for which the last sales price is not available are valued at the mean of the bid and asked prices. For those secu-rities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trust-ees. Short-term securities with remaining maturities of 60 or less days are valued at amortized cost.

B. SECURITY TRANSACTIONS-Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when issued" or "delayed de-livery" basis, with settlement to occur at a later date. The value of the se-curity so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made. At December 31, 1996, there were no when issued or delayed delivery purchase commitments.
  The Fund may invest in repurchase agreements, which are short-term invest-ments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen American Capital Asset Management, Inc. (the

                         December 31, 1996 (Unaudited)

-------------------------------------------------------------------------------
"Adviser") or its affiliates, the daily aggregate of which is invested in re-purchase agreements. Repurchase agreements are fully collateralized by the un-derlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the under-lying security at not less than the repurchase proceeds due the Fund.

C. INVESTMENT INCOME-Interest income is recorded on an accrual basis and divi-dend income is recorded on the ex-dividend date. Original issue discount is amortized over the expected life of each applicable security. Premiums on debt securities are not amortized. Market discounts are recognized at the time of sale as realized gains for book purposes and ordinary income for tax purposes.

D. FEDERAL INCOME TAXES-It is the Fund's policy to comply with the require-ments of the Internal Revenue Code applicable to regulated investment compa-nies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.
  The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset these losses against any future realized capi-tal gains. At June 30, 1996, the Fund had an accumulated capital loss carryforward for tax purposes of approximately $31.4 million which will expire between June 30, 1999 and June 30, 2000. Net realized loss differs for finan-cial and tax reporting purposes primarily as a result of gains or losses rec-ognized for tax purposes on open futures positions.

E. DISTRIBUTION OF INCOME AND GAINS-The Fund declares and pays dividends from net investment income to shareholders quarterly. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book pur-poses may include short-term capital gains and gains on option and futures transactions. All short-term capital gains and a portion of option and futures gains are included in ordinary income for tax purposes.
  Due to inherent differences in the recognition of income, expenses and real-ized gains/losses under generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis report-ing for the current fiscal year have been identified and appropriately reclas-sified. Permanent differences related to the recognition of gains and losses on paydowns of mortgage-backed securities totaling $13,243 were reclassified from accumulated net realized gain/loss on securities to accumulated undis-tributed net investment income.

                         December 31, 1996 (Unaudited)

-------------------------------------------------------------------------------
2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE NET ASSETS                                                   % PER ANNUM
--------------------------------------------------------------------------------
First $150 million..................................................  .50 of 1%
Next $100 million...................................................  .45 of 1%
Next $100 million...................................................  .40 of 1%
Over $350 million...................................................  .35 of 1%

  Certain legal expenses are paid to Skadden, Arps, Slate, Meagher & Flom, counsel to the Fund, of which a trustee of the Fund is an affiliated person.
  For the six months ended December 31, 1996, the Fund recognized expenses of approximately $21,100 representing Van Kampen American Capital Distributors, Inc.'s or its affiliates' (collectively "VKAC") cost of providing accounting services to the Fund. These services are provided by VKAC at cost.
  Certain officers and trustees of the Fund are also officers and directors of VKAC. The Fund does not compensate its officers or trustees who are officers of VKAC.
  The Directors of the Fund instituted a Retirement Plan effective April 1, 1996. The Plan is not funded, and obligations under the Plan will be paid solely out of the Fund's general accounts. The Fund will not reserve or set aside funds for the payment of its obligations under the Plan by any form of trust or escrow. For the current Directors not affiliated with the Adviser, the annual retirement benefit payable per year for a ten-year period is based upon the highest total annual compensation received in any of the three calen-dar years preceding retirement. Directors with more than five but less than ten years of service at retirement will receive a prorated reduced benefit. Under the Plan, for the Directors retiring with the effectiveness of the Plan, the annual retirement benefit payable per year for a ten-year period is equal to 75% of the total compensation received from the Fund during the 1995 calen-dar year.

3. INVESTMENT TRANSACTIONS
During the period, the cost of purchases and proceeds from sales of invest-ments, excluding short-term investments, were $10,042,001 and $9,473,378, re-spectively.

                         December 31, 1996 (Unaudited)

-------------------------------------------------------------------------------

4. DERIVATIVE FINANCIAL INSTRUMENTS
A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.
  The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or to manage the Fund's maturity and duration. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation on securities. Upon disposition, a realized gain or loss is recognized accordingly, except in instances where the Fund accepts de-livery of a security underlying a futures contract. In these situations, the recognition of gain or loss is postponed until the disposal of this underlying security.
  During the period, the Fund invested in futures contracts, a type of deriva-tive. A futures contract is an agreement involving the delivery of a particu-lar asset on a specified future date at an agreed upon price. The Fund generally invests in exchange traded futures contracts on U.S. Treasury Bonds and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.
  Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin).
  Transactions in futures contracts, each with a par value of $100,000, for the six months ended December 31, 1996, were as follows:

                                                                      CONTRACTS
--------------------------------------------------------------------------------
Outstanding at June 30, 1996.........................................        20
Futures Opened.......................................................         0
Futures Closed.......................................................       (20)
                                                                            ---
Outstanding at December 31, 1996.....................................         0
                                                                            ---

                         RESULTS OF SHAREHOLDER VOTES

  An Annual Meeting of Shareholders of the Fund was held on October 29, 1996, where shareholders voted on a new investment advisory agreement, the reorgani-zation and conversion of the Fund to a Delaware business trust, the election of trustees and the ratification of Ernst & Young LLP as independent auditors. With regard to the approval of a new investment advisory agreement between Van Kampen American Capital Asset Management, Inc. and the Fund, 8,960,610 shares voted for the proposal, 154,718 shares voted against, 250,549 shares abstained and 140,948 shares represented broker non-votes. With regard to the reorgani-zation and conversion of the Fund to a Delaware business trust, 6,178,979 shares voted for the proposal, 169,953 shares voted against the proposal, 276,356 shares abstained and 2,881,538 shares represented broker non-votes. With regard to the election of Stephen R. Gross as elected trustee by the com-mon shareholders of the Fund 9,350,607 shares voted in his favor, 156,218 shares withheld. With regard to the election of Alan G. Merten, Ph.D. as elected trustee by the common shareholders of the Fund 9,348,042 shares voted in his favor, 158,783 shares withheld. With regard to the election of F. Rob-ert Paulsen, Ph.D. as elected trustee by the common shareholders of the Fund 9,343,187 shares voted in his favor, 163,638 shares withheld. With regard to the election of Don G. Powell as elected trustee by the common shareholders of the Fund 9,347,263 shares voted in his favor, 159,562 shares withheld. The other trustees of the Fund whose terms did not expire in 1996 are Donald M. Carlton, Ph.D., A. Benton Cocanougher, Ph.D., Steven Muller, Ph.D., R. Richard Pettit, Ph.D. and Alan B. Shepard, Jr. With regard to the ratification of Ernst & Young LLP as independent auditors for the Fund, 9,304,828 shares voted in favor of the proposal, 50,058 shares voted against and 151,938 shares ab-stained.

                     VAN KAMPEN AMERICAN CAPITAL BOND FUND

BOARD OF TRUSTEES
DONALD M. CARLTON
A. BENTON COCANOUGHER
STEPHEN R. GROSS
ALAN G. MERTEN
STEVEN MULLER
F. ROBERT PAULSEN
R. RICHARDSON PETTIT
DON G. POWELL* -- Chairman
ALAN B. SHEPARD, JR.

OFFICERS
DON G. POWELL*
President
DENNIS J. MCDONNELL*
Executive Vice President
RONALD A. NYBERG*
Vice President and Secretary
EDWARD C. WOOD, III*
Vice President and Chief Financial Officer
CURTIS W. MORELL*
Vice President and Chief Accounting Officer
JOHN L. SULLIVAN*
Treasurer
TANYA M. LODEN*
Controller
PETER HEGEL*
ALAN SACHTLEBEN*
PAUL R. WOLKENBERG*
Vice Presidents
INVESTMENT ADVISER
VAN KAMPEN AMERICAN CAPITAL ASSET MANAGEMENT, INC.
One Parkview Plaza Oakbrook Terrace, Illinois 60181

CUSTODIAN
STATE STREET BANK AND TRUST CO.
225 Franklin Street Boston, Massachusetts 02105

SHAREHOLDER SERVICING AGENT
BOSTON EQUISERVE
P.O. Box 8200
Boston, Massachusetts 02266-8200

INDEPENDENT ACCOUNTANTS
ERNST & YOUNG LLP
1221 McKinney Suite 2400
Houston, Texas 77010

*" Interested" persons of the
   Fund, as defined in the
   Investment Company Act of
   1940.

(C)Van Kampen American Capital
  Distributors, Inc. 1997 All
  rights reserved.

SMdenotes a service mark of Van Kampen American Capital Distributors, Inc.
-------------------------------
 INQUIRIES ABOUT AN INVESTOR'S
  ACCOUNT SHOULD BE REFERRED
 TO THE FUND'S TRANSFER AGENT
       BOSTON EQUISERVE
         P.O. BOX 8200
 BOSTON, MASSACHUSETTS 02266-
             8200
   TELEPHONE: (800) 341-2929
       ALASKA AND HAWAII
 CALL COLLECT: (713) 993-0500
  ASK FOR CLOSED-END FUND AC-
        COUNT SERVICES

-------------------------------